POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Rebecca Adamson

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Rebecca Adamson

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Richard L. Baird

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Richard L. Baird

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Joy V. Jones

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Joy V. Jones

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Miles D. Harper, III

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Miles D. Harper, III

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Sydney A. Morris

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Sydney A. Morris

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ D. Wayne Silby

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                D. Wayne Silby

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ John G. Guffey, Jr.

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                John G. Guffey, Jr.

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Terrence J. Mollner

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Terrence J. Mollner

Witness                                                                                    Name of Director

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Barbara J. Krumsiek

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Barbara J. Krumsiek

Witness                                                                                    Name of Director and Officer

Ivy Wafford Duke

Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Director of Calvert Social Investment Fund and Calvert Impact Fund, Inc. (the "Fund"), hereby constitute William M. Tartikoff and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statements on Form N-14 relating to the proposed merger of Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., into Calvert Equity Portfolio, a series of Calvert Social Investment Fund, and any amendments to the Registration Statement filed by the Fund, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign in connection therewith.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

May 2, 2011                                                                            /s/ Ronald M. Wolfsheimer

Date                                                                                         Signature

/s/ Ivy Wafford Duke                                                                Ronald M. Wolfsheimer
Witness                                                                                    Name of Officer

Ivy Wafford Duke

Witness Name (Printed)